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                                                     Exhibit 10




                   CERTIFICATE OF DESIGNATIONS
                                OF
                     SERIES A PREFERRED STOCK

                                OF

                       CORIMON CORPORATION

              Pursuant to Section 151 of the General
             Corporation Law of the State of Delaware


             We, the undersigned duly authorized officers of Corimon Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of
   Section 103 thereof, and pursuant to Section 151 thereof, do hereby certify:

             That pursuant to the authority conferred upon the Board of Directors by the Certificate of Incorporation of the Corporation, the Board of Directors of the Corporation on February 8, 1995 approved the creation of the following series of Preferred Stock and adopted the following resolution creating a series of 516,129 shares of Preferred Stock, par value $.01 per share, each designated as set forth below:

             RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of its Certificate of Incorporation, a series of the class designated as the Preferred Stock (the "Preferred Stock") of the Corporation be and it hereby is created, and that the designation and amount thereof and the preferences and relative, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof, are as follows:

           (i) The distinctive serial designation of this series shall be "Prime Rate Series A Cumulative Exchangeable Preferred Stock" (hereinafter called the "Series A Preferred Stock"). Each share of Series A Preferred Stock shall be identical in all respects with the other shares of Series A Preferred Stock except as to the dates from and after which dividends thereon shall be cumulative.

          (ii) The number of shares of Series A Preferred Stock shall initially be 516,129, which number may from time to time be increased or decreased (but not below the number then outstanding) by the Board of Directors. Shares of Series A Preferred Stock redeemed, purchased by the





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   Corporation or exchanged for Common Stock of Grow
   (hereinafter defined) shall be canceled and shall revert to authorized but unissued Preferred Stock undesignated as to series.

         (iii) The holders of shares of Series A Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, but only out of funds legally available therefor, cumulative cash dividends at a rate calculated daily equal to the prime lending rate specified by Citibank, N.A. for each day during the applicable dividend period, and no more, payable quarterly on the first days of February, May, August and November, respectively, in each year with respect to the quarterly dividend period (or portion thereof) ending on the day preceding such respective dividend payment date, to stockholders of record on the respective date, not exceeding fifty days preceding such dividend payment date, fixed for the purpose by the Board of Directors in advance of payment of each particular dividend. Dividends shall be computed at such daily rate based on the involuntary liquidation amount per Share (as defined below) and based on the actual number of days elapsed divided by a 360-day year. However, the Corporation may disregard any change in such prime lending rate made in the last 5 days of any dividend period (but an equal and opposite adjustment shall be made in the next period).

          (iv)  Dividends on the shares of Series A Preferred
   Stock shall be cumulative from the original issuance date
   (the "Issuance Date") of such shares.

             So long as any share of Series A Preferred Stock remains outstanding, no dividend whatever shall be paid or declared and no distribution made on any junior stock other than a dividend payable in junior stock, and no shares of junior stock shall be purchased, redeemed or otherwise acquired for consideration by the Corporation, directly or indirectly (other than as a result of a reclassification of junior stock, or the exchange or conversion of one junior stock for or into another junior stock, or other than through the use of the proceeds of a substantially contemporaneous sale of other junior stock), unless all dividends on the Series A Preferred Stock accrued for all past quarter-yearly dividend periods shall have been paid and the full dividend thereon for the then current quarter-yearly dividend period shall have been paid or declared and set apart for payment. Subject to the foregoing, and not otherwise, such dividends (payable in cash, stock or otherwise) as may be determined by the Board of Directors may be declared and paid on any junior stock from time to time out of any funds legally available











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   therefor, and the Series A Preferred Stock shall not be
   entitled to participate in any such dividends, whether payable in cash, stock or otherwise.

           (v) In the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock shall be entitled, before any distribution or payment is made to the holders of any junior stock, to be paid in full the redemption price in effect at the time of such distribution or payment date as provided in subparagraph
   (vi) hereof, together with accrued dividends to such distribution or payment date whether or not earned or declared. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation, then, before any distribution or payment shall be made to the holders of any junior stock, the holders of shares of Series A Preferred Stock shall be entitled to be paid in full an amount equal to $15.50 per share (which amount is hereinafter referred to as the "involuntary liquidation amount"), together with accrued dividends to such distribution or payment date whether or not earned or declared.

             If such payment shall have been made in full to all holders of shares of Series A Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of junior stock, according to their respective rights and preferences and in each case according to their respective numbers of shares. For the purposes of this subparagraph (v), the consolidation or merger of the Corporation with any other corporation shall not be deemed to constitute a liquidation, dissolution or winding up of the Corporation.

          (vi) The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the shares of Series A Preferred Stock at the time outstanding, at any time or from time to time, upon notice given as hereinafter specified, at the redemption price in effect at the redemption date as provided in this subparagraph (vi), together with accrued dividends to the redemption date.
   The redemption price per share of Series A Preferred Stock shall be as set forth below:

              Prior to October 31, 1995:

                  For the first month after the Issuance Date
                  (i.e. February 1995), at $15.75, for the second month thereafter (i.e. March 1995) at $16.00, and so on increasing by $0.25 each












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                  month thereafter until $17.75 is reached
                  (not increasing thereafter).

              At any time after the second anniversary of the Issuance Date:

                  At $15.50.

             The Corporation, at the option of the Board of Directors, may redeem the whole or any part of the shares of Series A Preferred Stock at the time outstanding, at any time or from time to time after October 31, 1995 and prior to the second anniversary of the Issuance Date upon the occurrence of a Significant Event at the Significant Event Redemption Price, together with accrued dividends to the redemption date. As used in this subparagraph (vi), the term "Significant Event" shall mean any change of control, reorganization, recapitalization or other similar transaction involving Grow Group, Inc., a New York corporation ("Grow"). As used in this subparagraph (vi), the term "Significant Event Redemption Price" shall mean the higher of (a) the price assigned to the shares of common stock of Grow in a Significant Event and (b) $15.50 per share.

             The Corporation will redeem the whole of the shares of Series A Preferred Stock at the time outstanding, on the fifth anniversary of the Issuance Date, at the mandatory redemption price in effect at such mandatory redemption date as provided in this subparagraph (vi), together with accrued dividends to the redemption date.
   The mandatory redemption price for shares of Series A Preferred Stock shall be $15.50 per share.

             Notice of every redemption of shares of Series A Preferred Stock shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the shares to be redeemed at their respective last addresses as they shall appear on the books of the Corporation. Such mailing shall be at least 15 days and not more than 60 days prior to the date fixed for redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the stockholder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of shares of Series A Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series A Preferred Stock.

             In case of redemption of a part only of the shares of Series A Preferred Stock at the time outstanding the










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   redemption will be pro rata.  The Board of Directors shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which shares of the Series A Preferred Stock shall be redeemed from time to time.

             If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, all shares so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

             If such notice of redemption shall have been duly given or if the Corporation shall have given to the bank or trust company hereinafter referred to irrevocable authorization promptly to give such notice, and if on or before the redemption date specified therein the funds necessary for such redemption shall have been deposited by the Corporation with such bank or trust company in trust for the pro rata benefit of the holders of the shares called for redemption, then, notwithstanding that any certificate for shares so called for redemption shall not have been surrendered for cancellation, from and after the time of such deposit, all shares so called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall forthwith cease and terminate, except only the right of the holders thereof to receive from such bank or trust company at any time after the time of such deposit the funds so deposited, without interest, and the right to exercise, on or before the date fixed for redemption, privileges of exchange or conversion, if any, not theretofore expiring. The aforesaid bank or trust company shall be organized and in good standing under the laws of the United States of America or of the State of New York, shall be doing business in the Borough of Manhattan, The City of New York, shall have capital, surplus and undivided profits aggregating at least $10,000,000 according to its last published statement of condition, and shall be identified in the notice of redemption. Any interest accrued on such funds shall be paid to Corporation from time to time.












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             Any funds so set aside or deposited by the
   Corporation which shall not be required for such redemption because of the exercise of any right of exchange subsequent to the date of such deposit shall be released or repaid to the Corporation forthwith. Any funds so set aside or deposited, as the case may be, and unclaimed at the end of three years from such redemption date shall, to the extent permitted by law, be released or repaid to the Corporation, after which repayment the holders of the shares so called for redemption shall look only to the Corporation for payment thereof.

         (vii) The holders of shares of Series A Preferred Stock shall have the right, at their option, to exchange such shares into Common Stock of Grow at any time after October 31, 1995 on and subject to the following terms and conditions:

             (a) The shares of Series A Preferred Stock shall be exchangeable at a location in Boston or New York acceptable to the Corporation, and at such other office or offices, if any, as the Board of Directors may designate, into fully paid and non-assessable shares (calculated as to each exchangeable share to the nearest 1/100th of a share) of Common Stock of Grow, at the exchange price, determined as hereinafter provided, in effect at the time of exchange, each share of Series A Preferred Stock initially being taken at $15.50 for the purpose of such exchange. The price at which Common Stock of Grow shall be delivered upon exchange (herein called the "exchange price") shall initially be $15.50 per share of Common Stock of Grow.

             (b)  In order to exchange shares of Series A
        Preferred Stock into Common Stock of Grow the holder thereof shall surrender at the location hereinabove mentioned the certificate or certificates therefor, duly endorsed or assigned to the Corporation or in blank, and give written notice to the Corporation that he elects to exchange such shares. Upon exchange no allowance or adjustment shall be made for dividends on either class of stock except as provided in sub-divisions (d) and (k) below.

             Shares of Series A Preferred Stock shall be deemed to have been exchanged immediately prior to the close of business on the day of the surrender of such shares for exchange in accordance with the foregoing provisions, and the person or persons entitled to receive the Common Stock of Grow issuable upon such exchanges shall be treated for all purposes as the










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        record holder or holders of such Common Stock at such
        time. As promptly as practicable on or after the exchange date, the Corporation shall deliver at said office (or by mail if so requested by the person converting), a certificate or certificates for the number of full shares of Common Stock of Grow transferrable upon such exchange, together with payment in lieu of any fraction of a share, as hereinafter provided, to the person or persons entitled to receive the same. In case shares of Series A Preferred Stock are called for redemption, any right to exchange such shares shall cease and terminate at the close of business on the date fixed for redemption, unless default shall be made in payment of the redemption price.

             (c) No fractional share of Common Stock of Grow shall be issued upon exchange of shares of Series A Preferred Stock, but, instead of any fraction which would otherwise be issuable in respect of the aggregate number of shares of Series A Preferred Stock surrendered for exchange at one time by the same holder, the Corporation shall pay a cash adjustment in an amount equal to the same fraction of the Closing Price (as hereinafter defined) on the date on which the certificate or certificates for such shares were duly surrendered for exchange, or, if such date is not a Trading Day (as hereinafter defined), on the next Trading Day.

             (d) The exchange price shall be adjusted from time to time as follows:

                  (A)  In case Grow shall (i) pay a dividend
             or make a distribution on its outstanding shares of Common Stock in shares of its capital stock,
             (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, (iv) issue by reclassification of its shares of Common Stock (whether pursuant to a merger or consolidation or otherwise) any other shares of Grow, or (v) in case of any other consolidation of Grow with, or other merger of Grow into, any other entity, any other merger of another entity into Grow (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of the Common Stock of Grow) or any sale or transfer of all or substantially all of the assets of Grow, the holder of any shares of Series A Preferred Stock











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             surrendered for exchange after the record date
             for such dividend or distribution (which for this purpose shall be at the close of business on the date fixed by the Board of Directors of Grow as the record date), or after the close of business on the effective date of such subdivision, combination or reclassification, or merger, consolidation or sale of assets, as the case may be (the close of business times being hereinafter in this clause (A) referred to as "such record date"), shall be entitled to receive the aggregate number and kind of shares of capital stock of Grow, or other securities, cash and other property, which, if such shares of Series A Preferred Stock had been exchanged immediately prior to such record date at the exchange price then in effect, he would have been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification, or merger, consolidation or sale of assets; and the exchange price shall be deemed to have been adjusted after such record date to apply to such aggregate number and kind of shares, or other securities, cash and other property. Such adjustment shall be made whenever any of the events listed above shall occur. If necessary, appropriate adjustment shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exchange of the Series A Preferred Stock.

                  (B)  In case Grow shall fix a record date
             for issuing to all holders of shares of Common Stock of Grow rights or warrants entitling them to subscribe for or purchase shares of Common Stock of Grow at a price per share less than the current market price per share (as determined pursuant to clause (D) below) on such record date, the exchange price in effect from and after such record date shall be adjusted so that it shall be equal to the price determined by multiplying the exchange price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock of Grow outstanding on such record date plus the











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             number of shares of Common Stock of Grow which
             the aggregate offering price of the total number of shares of Common Stock of Grow so offered for subscription or purchase would purchase at such current market price and of which the denominator shall be the number of shares of Common Stock of Grow outstanding on such record date plus the number of additional shares of Common Stock of Grow so offered for subscription or purchase.
             For the purpose of this clause (B), the issuance of rights or warrants to subscribe for or purchase securities convertible into shares of Common Stock of Grow shall be deemed to be the issuance of rights or warrants to purchase the shares of Common Stock of Grow into which such securities are convertible at an aggregate offering price equal to the aggregate offering price of such securities plus the minimum aggregate amount (if any) payable upon conversion of such securities into shares of Common Stock of Grow. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such rights or warrants are not issued after such a record date has been fixed, the exchange price shall be retroactively adjusted to the exchange price which would have been in effect if such record date had not been fixed.

                  (C)  In case Grow shall fix a record date
             for the distribution to all holders of shares of its Common Stock (whether pursuant to a merger or consolidation or otherwise) of evidence of its indebtedness or assets (excluding cash dividends at an annual rate not exceeding 1.5 times the annual rate on the date hereof), or rights to subscribe (excluding those referred to in clause (B) above), then in each such case the exchange price in effect from and after such record date shall be adjusted so that the same shall be equal to the price determined by multiplying the exchange price in effect immediately prior to such record date by a fraction, of which the numerator shall be the current market price per share (determined as provided in clause (D) below) of the shares of Common Stock of Grow on such record date less the fair market value (as determined by a resolution of the Board of Directors of the Corporation which determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed or of such rights to subscribe











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             applicable to one share of Common Stock of Grow
             and of which the denominator shall be such current market price per share of Common Stock of Grow. Such adjustment shall be made whenever any such record date is fixed. In the event that such distribution is not made after such a record date has been fixed, the exchange price shall be retroactively adjusted to the exchange price which would have been in effect if such record date had not been fixed.

                  (D)  For the purpose of any computation
             under clauses (B) and (C) above, the current market price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices for 20 Trading Days before the date in question.

                  (E)  In any case in which this subdivision
             (d) shall require that an adjustment as a result of any event become effective from and after a record date, the Corporation may elect to defer until after the occurrence of such event
             (i) issuing to the holder of any shares of Series A Preferred Stock exchanged after such record date and before the occurrence of such event the additional shares of Common Stock of Grow issuable upon such exchange over and above the shares issuable on the basis of the exchange price in effect immediately prior to adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share of Common Stock of Grow pursuant to subdivision (c) above. In lieu of the shares the issuance of which is deferred pursuant to item (i) above, the Corporation shall issue or cause one of its transfer agents to issue due bills or other appropriate evidence of the right to receive such shares.

                  (F)  Any adjustment in the exchange price
             otherwise required by this subparagraph (vii) to be made may be postponed if such adjustment (plus any other adjustments postponed pursuant to this clause (F) and not theretofore made) would not require an increase or decrease of more than 1% in such price. All calculations under this subdivision (d) shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.














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                  (G)  The Board of Directors of the
             Corporation shall have the power to resolve any ambiguity or correct any error in this subdivision (d) or in subdivision (k) below and its action in so doing, as evidenced by a Board resolution, shall be final and conclusive.

                  (H)  In the event that at any time, as a
             result of an adjustment made pursuant to clause (A) above, the holder of any shares of Series A Preferred Stock thereafter surrendered for exchange shall become entitled to receive any shares of capital stock of Grow other than shares of Common Stock of Grow, thereafter the number of such other shares so receivable upon exchange of such shares of Series A Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock of Grow contained in clauses (A) to (G), inclusive, above, and the other provisions of this subdivision (d) with respect to the shares of Common Stock of Grow shall apply on like terms to any such other shares.

             (e) Whenever the exchange price is adjusted as herein provided:

                  (A)  The Corporation shall compute the
             adjusted exchange price and shall cause to be prepared a certificate signed by the Corporation's treasurer setting forth the adjusted exchange price and a brief statement of the facts requiring such adjustment and the computation thereof; such certificate shall forthwith be filed with the transfer agent for the Series A Preferred Stock; and

                  (B)  A notice stating that the exchange
             price has been adjusted and setting forth the adjusted exchange price shall, as soon as practicable, be mailed to the holders of record of outstanding shares of the Series A Preferred Stock.

             (f)  The Corporation will pay any and all
        security transfer taxes that may be payable in respect of the issuance or delivery of shares of Common Stock of Grow on exchange of shares of Series A Preferred
        Stock. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer










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        involved in the issuance and delivery of shares of
        Common Stock of Grow in a name other than that in which the shares of Series A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

             (g) For the purpose of this subparagraph (vii), the term "shares of Common Stock" shall include any shares of Grow of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Grow and which is not subject to redemption by Grow. However, shares of Common Stock of Grow issuable upon exchange of shares of Series A Preferred Stock shall include only shares of the class designated as shares of Common Stock of Grow as of the original date of issuance of the shares of Series A Preferred Stock, or shares of Grow of any classes or series resulting from any reclassification or reclassifications thereof and which have no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of Grow and which are not subject to redemption by Grow, provided that if at any time there shall be more than one such resulting class or series, the shares of each such class and series then so issuable shall be substantially in the proportion which the total number of shares of such class and series resulting from all such reclassifications bears to the total number of shares of all such classes and series resulting from all such reclassifications.

             (h) As used in this subparagraph (vii), the term "Closing Price" on any day shall mean the reported last sale price per share of Common Stock of Grow regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange, or, if the shares of Common Stock of Grow are not listed or admitted to trading on such Exchange, on the American Stock Exchange, or, if the shares of Common Stock of Grow are not listed or admitted to trading on such Exchange, on the principal national securities exchange on which the shares of Common Stock of Grow are listed or admitted to trading, or, if the shares of Common Stock of Grow are not listed or admitted to trading on any national











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        securities exchange, the average of the closing bid
        and asked prices in the over-the-counter market as reported by the National Association of Securities Dealers' Automated Quotation System, or, if not so reported, as reported by the National Quotation Bureau, Incorporated, or any successor thereof, or, if not so reported, the average of the closing bid and asked prices as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose; and the term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock of Grow are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock of Grow are not listed or admitted to trading on any national securities exchange, a Monday, Tuesday, Wednesday, Thursday or Friday on which banking institutions in the Borough of Manhattan, City and State of New York are not authorized or obligated by law or executive order to close.

             (i) The certificate of any independent firm of public accountants of recognized standing selected by the Board of Directors of the Corporation shall be presumptive evidence of the correctness of any computation made under this subparagraph (vii).

             (j) Notwithstanding anything contained in this subparagraph (vii), the Corporation shall have the option, in lieu of delivering shares of Common Stock of Grow upon exchange, as to the whole or part of such exchange, of paying to such holder a cash amount equal to the current market price per share of Common Stock of Grow, as determined under clause (vii)(d)(D) above, multiplied by the number of shares of Common Stock of Grow issuable upon such exchange.

             (k) Notwithstanding anything contained in this subparagraph (vii), the Corporation shall have the option, in lieu of delivering shares of Common Stock of Grow upon exchange, of delivering the Exchange Property, as hereinafter defined, which will be allocated pro rata among the shares of Series A Preferred Stock, upon any such exchange. To the extent the Corporation determines that it will be practicable to do so, the Corporation ordinarily expects to accumulate and so exchange Exchange Property in lieu of Common Stock of Grow. In case the Corporation exercises its option under this subparagraph (k), no adjustment of the exchange price shall be effected in accordance with the preceding "anti-dilution" provisions of this subparagraph (vii), to the extent, but only to the extent, that by virtue of receiving such Exchange Property upon any exchange of the Series A Preferred Stock, the holder thereof will be protected against the dilution of its economic interest that such anti-dilution adjustments were otherwise intended to prevent. If the Corporation or the Escrow Agent incurs any federal, state, local or foreign tax liability as a result of a transaction resulting in the accumulation of Exchange Property pursuant to this subparagraph (k), the same shall be deducted in such manner as the Corporation shall determine to be reasonable, from the Exchange Property. The Corporation may take into account any such tax consequences in determining whether it is practicable, or impracticable, to utilize this subparagraph (k). For this purpose, "Exchange Property" means (i) 516,129 shares (the "Escrowed Shares") of Common Stock of Grow owned by the Corporation, for which the Series A Preferred Stock initially is exchangeable, and which will be delivered to U.S. Trust Company of New York, as escrow agent (the "Escrow Agent") pursuant to the terms of the Escrow Agreement, dated on or about the Issuance Date (the "Escrow Agreement"), between the Corporation and the Escrow Agent, (ii) any property (including cash) distributed in respect of the Escrowed Shares or other Exchange Property, (iii) any property (including cash) issued or distributed upon the exchange or conversion of Exchange Property, including upon any reorganization, consolidation or merger or any sale or transfer or lease of all or substantially all the assets of Grow or any other issuer of a security constituting Exchange Property, (iv) any property (including cash) paid by any person in connection with a tender offer or exchange offer for the Escrowed Shares or other Exchange Property, and (v) any interest paid or accrued on investments which are made by the Escrow Agent in respect of the Exchange Property in accordance with the terms of the Escrow Agreement; provided, that, in the event that any of the property described in clauses (i) through (v) is converted into or exchanged for or otherwise reclassified into any other securities and/or property, "Exchange Property" will mean (x) such other securities and/or property received by the Escrow Agent upon conversion thereof or in exchange therefor and (y) any securities or other property issued to the Escrow Agent with respect to the securities described in clause (x); provided, further, that Exchange Property shall not include any cash dividends paid on the Escrowed Shares at an annual rate not exceeding 1.5 times the current annual rate thereon, and any reinvestment thereof; and provided, further, that Exchange Property shall be reduced by the amount of any tax liability of either the Corporation or the Escrow Agent, as referred to above, according to such provisions for that reduction as the Corporation may determine to be reasonable.

        (viii) The holders of Series A Preferred Stock shall be entitled to no voting rights, except as hereinafter provided.

             If and whenever six quarterly dividends payable on any shares of Series A Preferred Stock shall be in arrears in whole or in part whether or not earned or declared, the number of directors then constituting the Board of Directors of the Corporation shall be increased by two and the holders of shares of Series A Preferred Stock, together with the holders of shares of every other series of Preferred Stock similarly entitled to vote for the election of two additional directors, voting separately as a class, regardless of series, shall be entitled to elect the two additional directors at any annual meeting of stockholders or special meeting held in place thereof, or at a special meeting of the holders of such series of the Preferred Stock called as hereinafter provided. Whenever all arrears in dividends on the shares of Series A Preferred Stock then outstanding shall have been paid and dividends thereon for the current quarterly dividend period shall have been paid or declared and set apart for payment, then the right of the holders of the shares of Series A Preferred Stock to elect such additional two directors shall cease (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in dividends), and the terms of office of all persons elected as directors by the holders of such shares of Series A Preferred Stock shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of shares of Series A Preferred Stock, the secretary of the Corporation may, and upon the written request of any holder of shares of Series A Preferred Stock (addressed to the secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the by-laws for a special meeting of the stockholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the secretary within 20 days after receipt of any such request, then any holder of shares of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock books of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have previously terminated as above provided. In case any vacancy shall occur among the directors elected by the holders of the shares of Series A Preferred Stock, a successor shall be elected by the Board of Directors to serve until the next annual meeting of the stockholders or special meeting held in place thereof upon the nomination of the then remaining director elected by the holders of such series or the successor of such remaining director.

          (ix) So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the certificate of incorporation, the consent of the holders of at least 66 2/3% of the shares of Series A Preferred Stock, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating:

             (a) Any amendment, alteration or repeal of any of the provisions of the certificate of incorporation, or of the by-laws, of the Corporation, which affects adversely the voting powers, rights or preferences of the holders of shares of the Series A Preferred Stock; provided, however, that the amendment of the provisions of the certificate of incorporation so as to authorize or create, or to increase the authorized amount of, any junior stock or any shares of any class ranking on a parity with the Series A Preferred Stock shall not be deemed to affect adversely the voting powers, rights or preferences of the holders of shares of the Series A Preferred Stock;

             (b) The authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class ranking prior to the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution or winding up of the Corporation or in the payment of dividends;

             (c)  The merger or consolidation of the
        Corporation with or into any other corporation, unless the resulting corporation will thereafter have no class of shares and no other securities either authorized or outstanding ranking prior to Series A Preferred Stock in the distribution of its assets on liquidation, dissolution or winding up or in the payment of dividends, except the same number of shares and the same amount of other securities with the same rights and preferences as the shares and securities of the Corporation respectively authorized and outstanding immediately preceding such merger or consolidation, and each holder of shares of Series A Preferred Stock immediately preceding such merger or consolidation shall receive the same number of shares, with the same rights and preferences, of the resulting corporation; or

             (d) The commencement of any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or a general assignment for the benefit of its creditors;

   provided, however, that no such consent of the holders of Series A Preferred Stock shall be required if, at or prior to the time when such amendment, alteration or repeal is to take effect or when the issuance of any such prior shares or convertible security is to be made, or when such consolidation or merger, purchase or redemption is to take effect, or when such case, proceeding or action is commenced, as the case may be, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding.

             (x) So long as any shares of Series A Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by law or by the certificate of incorporation, the consent of the holders of at least a majority of the shares of Series A Preferred Stock, at the time outstanding, acting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating any increase in the authorized amount of the Series A Preferred Stock, or the authorization or creation of, or the increase in the authorized amount of, any shares of any class or any security convertible into shares of any class, ranking on a parity with the Series A Preferred Stock in the distribution of assets on any liquidation, dissolution, or winding up of the Corporation or in the payment of dividends; provided, however, that no such consent shall be required if, at or prior to the time such increase, authorization, or creation of parity shares is to be made, provision is made for the redemption of all shares of Series A Preferred Stock at the time outstanding.

          (xi)  As used herein with respect to Series A
   Preferred Stock, the following terms shall have the following meanings:

             (a)  The term "junior stock" shall mean the
        Common Stock and any other class or series of shares of the Corporation hereafter authorized over which Series A Preferred Stock has preference or priority in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation.

             (b) The term "accrued dividends", with respect to any share of any class or series, shall mean an amount computed at the applicable dividend rate for the class or series of which the particular share is a part, from the date on which dividends on such share became cumulative to and including the date to which such dividends are to be accrued, less the aggregate amount of all dividends theretofore paid thereon.

         (xii) The shares of Series A Preferred Stock shall not have any relative, participating, optional or other special rights and powers other than as set forth herein.

                   CERTIFICATE OF DESIGNATIONS
                                OF
                     SERIES A PREFERRED STOCK


             IN WITNESS WHEREOF, we have signed this
   certificate on the 8th day of February, and affirm the statements contained herein as true under penalties of perjury.



                                      /s/ Arthur Broslat

                                             President



                                      /s/ Roland F. Breault

                                         Assistant Secretary